Commitments and Contingencies	9 Months Ended
Sep. 30, 2024
Commitments And Contingencies [Abstract]
Commitments and Contingencies

23. COMMITMENTS AND CONTINGENCIES
A) Commitments
Cenovus has entered into various commitments in the normal course of operations. Commitments that have original maturities less than one year are excluded from the table below. Future payments for the Company’s commitments are below:

As at September 30, 2024	Remainder of Year	2 Years	3 Years	4 Years	5 Years	Thereafter	Total
Transportation and Storage (1) (2)	523	2,062	1,886	1,862	1,845	16,157	24,335
Product Purchases	62	—	—	—	—	—	62
Real Estate	16	63	63	61	60	604	867
Obligation to Fund HCML	24	98	98	92	54	139	505
Other Long-Term Commitments	276	192	176	171	151	686	1,652
Total Commitments	901	2,415	2,223	2,186	2,110	17,586	27,421
(1)Includes transportation commitments that are subject to regulatory approval or were approved, but are not yet in service of $843 million. Terms are up to 20 years on commencement.
(2)As at September 30, 2024, includes $1.9 billion related to transportation and storage commitments with HMLP.
There were outstanding letters of credit aggregating to $375 million (December 31, 2023 – $364 million) issued as security for financial and performance conditions under certain contracts.
B) Contingencies
Legal Proceedings
Cenovus is involved in a limited number of legal claims associated with the normal course of operations. Cenovus believes that any liabilities that might arise from such matters, to the extent not provided for, are not likely to have a material effect on its interim Consolidated Financial Statements.
Income Tax Matters
The tax regulations and legislation and interpretations thereof in the various jurisdictions in which Cenovus operates are continually changing. As a result, there are usually a number of tax matters under review. Management believes that the provision for taxes is adequate.